UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2009

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

TORREYPINES THERAPEUTICS, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Background

On September 29, 2009, TorreyPines Therapeutics, Inc. (“TorreyPines”) completed its business combination with Raptor Pharmaceuticals Corp. (“Rap Pharma”) in accordance with the terms of that certain Agreement and Plan of Merger and Reorganization, dated July 27, 2009, by and among TorreyPines, ECP Acquisition, Inc., a wholly-owned subsidiary of TorreyPines (“Merger Sub”), and Rap Pharma (the “Merger Agreement”), pursuant to which Merger Sub merged with and into Rap Pharma, with Rap Pharma continuing as the surviving corporation and a wholly-owned subsidiary of TorreyPines (the “Merger”). Immediately prior to the Merger and in connection therewith, TorreyPines effected a 1-for-17 reverse stock split of its common stock and changed its corporate name to “Raptor Pharmaceutical Corp.” (“Raptor”). The TorreyPines stockholder proposals regarding the reverse stock split, corporate name change, and issuance of shares of TorreyPines’ common stock in the Merger and resulting change of control of TorreyPines, among others, were approved by the stockholders of TorreyPines at the Annual Stockholders Meeting of Torrey Pines held on September 28, 2009. The Rap Pharma stockholder proposal regarding the adoption of the Merger Agreement, among others, was approved by the stockholders of Rap Pharma at the Annual Stockholders Meeting of Rap Pharma held on September 28, 2009. Unless the context otherwise requires, in the discussion set forth in this Current Report on Form 8-K, all references herein to “Raptor” refer to the public company (and its wholly-owned subsidiaries) following the name change and completion of the Merger, formerly known as TorreyPines Therapeutics, Inc. and now known as Raptor Pharmaceutical Corp., and all references to “TorreyPines” refer to TorreyPines Therapeutics, Inc., prior to the name change and the completion of the Merger. Following the effective time of the Merger, the business conducted by Rap Pharma immediately prior to the Merger became primarily the business conducted by Raptor.

As a result of the Merger and in accordance with the Merger Agreement, each share of Rap Pharma’s common stock outstanding was converted into the right to receive 0.2331234 shares of Raptor’s common stock, on a post 1-for-17 reverse split basis. Each option and warrant to purchase Rap Pharma’s common stock outstanding at the effective time of the Merger was assumed by Raptor at the effective time of the Merger, with each share of Rap Pharma’s common stock underlying such options and warrants being converted into the right to receive 0.2331234 shares of Raptor’s common stock, on a post 1-for-17 reverse split basis, rounded down to the nearest whole share of Raptor’s common stock. Following the Merger, each such option or warrant has a purchase price per share of Raptor’s common stock equal to the quotient obtained by dividing the per share purchase price of Rap Pharma’s common stock subject to such option or warrant by 0.2331234, rounded up to the nearest whole cent. Due to the 1-for-17 reverse stock split, each share of TorreyPines’ common stock, and warrants and options exercisable for TorreyPines’ common stock, was similarly affected by the 1-for-17 reverse stock split, resulting in the capital structure described in the next succeeding paragraph.

As of immediately following the effective time of the Merger, former Rap Pharma stockholders owned approximately 95% of the outstanding common stock of Raptor and former TorreyPines stockholders owned approximately 5% of the outstanding common stock of Raptor, in each case without taking into account any of the shares of common stock of TorreyPines or Rap Pharma, respectively, that were issuable pursuant to outstanding options or warrants of TorreyPines or Rap Pharma, respectively, outstanding as of the effective time of the Merger.

The issuance and exchange of the shares of Raptor’s common stock to the former stockholders of Rap Pharma was registered with the Securities and Exchange Commission (“SEC”) on a Registration Statement on Form S-4 (Reg. No. 333-161424) (the “Registration Statement”). Please see the information set forth in the definitive proxy statement/prospectus that forms a part of the Registration Statement (the “Definitive Prospectus”) in the sections titled, “The Merger—Interests of TorreyPines’ Directors and Executive Officers in the Merger” and “Interests of Raptor’s Directors and Executive Officers in the Merger” for a description of the relationships, other than in respect of the Merger, between and among TorreyPines, Raptor and their respective directors and officers. Such information is incorporated herein by reference.

As of September 29, 2009, immediately following the consummation of the Merger and in connection therewith, there were approximately 18.8 million shares of Raptor’s common stock issued and outstanding and options and warrants exercisable for a total of 3,321,916 shares of Raptor’s common stock, on a post Merger, post 1-for-17 reverse split basis.

TorreyPines’s common stockwas listed on the NASDAQ Global Market, trading under the ticker symbol “TPTX,” and was suspended for trading as of the close of business on September 29, 2009, and following the completion of the Merger, starting September 30, 2009, Raptor’s common stock began trading on the NASDAQ Capital Market under the symbol “RPTP.” Pursuant to the regulations of the NASDAQ Capital Market, for the first 20 trading days after the Merger, the ticker symbol will be “RPTPD.”

The foregoing description of the terms and conditions of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement attached hereto as Exhibit 2.1 which is incorporated herein by reference.

Material Rap Pharma Agreements

Following the effective time of the Merger, the following material Rap Pharma agreements and arrangements effectively became material agreements and arrangements of Raptor.

•

Warrant to purchase common stock of Rap Pharma dated December 14, 2007 issued to Flower Ventures, LLC, the description of which is set forth in that Current Report on Form 8-K filed by Rap Pharma with the SEC on December 14, 2007 and which description is incorporated herein by reference.

•

Warrant to purchase common stock dated December 14, 2007 issued to ICON Partners, LP, the description of which is set forth in that Current Report on Form 8-K filed by Rap Pharma with the SEC on December 14, 2007 and which description is incorporated herein by reference.

•

Form of Warrant to purchase common stock of Rap Pharma, the description of which is set forth in that Current Report on Form 8-K filed by Rap Pharma with the SEC on May 22, 2008 and which description is incorporated herein by reference.

•

Form of Placement Agent Warrant to purchase common stock of Rap Pharma, the description of which is set forth in that Current Report on Form 8-K/A filed by Rap Pharma with the SEC on May 22, 2008 and which description is incorporated herein by reference.

•

Form of Warrant to purchase common stock of Rap Pharma, the description of which is set forth in that Current Report on Form 8-K filed by Rap Pharma with the SEC on August 25, 2009 and which description is incorporated herein by reference.

•

Form of Placement Agent Warrant to purchase common stock of Rap Pharma, the description of which is set forth in that Current Report on Form 8-K filed by Rap Pharma with the SEC on August 25, 2009 and which description is incorporated herein by reference.

•

Employment Agreement between Rap Pharma and Dr. Christopher Starr dated May 1, 2006, as amended by that First Amendment effective January 1, 2009, the descriptions of which are set forth in those Current Reports on Form 8-K filed by Rap Pharma with the SEC on May 26, 2006 and January 5, 2009, respectively, and which descriptions are incorporated herein by reference.

•

Employment Agreement between Rap Pharma and Dr. Todd Zankel dated May 15, 2006, as amended by that First Amendment effective January 1, 2009, the descriptions of which are set forth in those Current Reports on Form 8-K filed by Rap Pharma with the SEC on May 26, 2006 and January 5, 2009, respectively, and which descriptions are incorporated herein by reference.

•

Employment Agreement between Rap Pharma and Ms. Kim Tsuchimoto dated May 1, 2006, as amended by that First Amendment effective January 1, 2009, the descriptions of which are set forth in those Current Reports on Form 8-K filed by Rap Pharma with the SEC on May 26, 2006 and January 5, 2009, respectively, and which descriptions are incorporated herein by reference.

•

Employment Agreement between Rap Therapeutics and Thomas E. Daley dated September 7, 2007, as amended by that First Amendment effective January 1, 2009, the descriptions of which are set forth in those Current Reports on Form 8-K filed by Rap Pharma with the SEC on October 23, 2007 and January 5, 2009, respectively, and which descriptions are incorporated herein by reference.

•

Offer Letter from Rap Therapeutics dated April 8, 2009 for Dr. Patrice Rioux, the description of which is set forth in that Current Report on Form 8-K filed by Rap Pharma with the SEC on April 14, 2009 and which description is incorporated herein by reference.

•

2006 Equity Incentive Plan, as amended, the description of which is set forth in the Definitive Prospectus titled, “Management Following the Merger—Executive Compensation and Option Grants—Stock Option and Equity Incentive Programs” and which description is incorporated herein by reference.

•

Asset Purchase Agreement between Rap Therapeutics, Rap Pharma and Convivia, Inc. dated October 17, 2007, the description of which is set forth in that Current Report on Form 8-K filed by Rap Pharma with the SEC on October 23, 2007 and which description is incorporated herein by reference.

•

Merger agreement between Rap Therapeutics and Encode Pharmaceuticals, Inc. dated December 14, 2007, the description of which is set forth in that Current Report on Form 8-K filed by Rap Pharma with the SEC on December 17, 2007 and which description is incorporated herein by reference.

•

Pharmaceutical development services agreement between Rap Therapeutics and Patheon Pharmaceuticals Inc. dated January 7, 2008, the description of which is set forth in that Current Report on Form 8-K filed by Rap Pharma with the SEC on January 7, 2008 and which description is incorporated herein by reference.

•

License agreement between Rap Therapeutics and Regents of the University of California dated October 31, 2007, as amended, the descriptions of which are set forth in those Current Reports on Form 8-K filed by Rap Pharma with the SEC on March 25, 2008 and March 25, 2008, respectively, and which descriptions are incorporated herein by reference.

•

Securities Purchase Agreement, dated as of May 21, 2008, by and among Rap Pharma and the investors listed on the signature pages thereto, as amended, the descriptions of which are set forth in those Current Reports on Form 8-K filed by Rap Pharma with the SEC on May 22, 2008, May 28, 2008 and July 2, 2008, respectively, and which descriptions are incorporated herein by reference.

•

Collaboration and Licensing Agreement, dated as of June 3, 2008, among Raptor Discoveries Inc., Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc., the description of which is set forth in that Current Report on Form 8-K filed by Rap Pharma with the SEC on June 9, 2009 and which description is incorporated herein by reference.

•

Agreement, effective July 27, 2009, between Rap Therapeutics Inc. and Mylan Pharmaceutical Inc., the description of which is set forth in that Current Report on Form 8-K filed by Rap Pharma with the SEC on July 31, 2009 and which description is incorporated herein by reference.

•

Securities Purchase Agreement, dated as of August 21, 2009, by and among Rap Pharma and the investors listed on the signature pages thereto, the description of which is set forth in that Current Report on Form 8-K filed by Rap Pharma with the SEC on August 25, 2009 and which description is incorporated herein by reference.

The foregoing descriptions of the terms and conditions of the foregoing material Rap Pharma agreements and arrangements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements and arrangements attached hereto as Exhibits 4.1 – 4.6 and 10.1 – 10.18, which are incorporated herein by reference; provided, however, that the Rap Pharma options and warrants have been converted into Raptor options and warrants as described in Item 1.01 under the section titled, “Background” of this Current Report on Form 8-K.

Director Compensation

The board of directors of Raptor has adopted the Rap Pharma compensation policy for Raptor’s non-employee directors. Please see the information set forth in the Definitive Prospectus in the section titled, “Matters Being Submitted to a Vote of Raptor Stockholders—Director Compensation” for a description of the compensation policy for Rap Pharma’s non-employee directors. Such information is incorporated herein by reference.

Assumed Options Pursuant to the Assumed Rap Pharma 2006 Equity Incentive Plan

Effective as of the effective time of the Merger, Raptor assumed the outstanding stock options of Rap Pharma (the “Assumed Options”) granted under the Rap Pharma 2006 Equity Incentive Plan, as amended (the “Rap 2006 Plan”). Such Assumed Options are subject to the terms of the Rap 2006 Plan and, in each case, are also subject to the terms and conditions of an incentive stock option agreement, non-qualified stock option agreement or other option award as the case may be, issued under such Rap 2006 Plan. Prior to the Merger, and subject to it becoming effective, the board of directors of TorreyPines adopted the Rap 2006 Plan such that the Rap 2006 Plan became an equity incentive plan of Raptor after the Merger. The Rap 2006 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Please see the information in the section of the Definitive Prospectus titled, “Management Following the Merger—Executive Compensation and Option Grants—Stock Option and Equity Incentive Programs” for a discussion of the Rap Pharma 2006 Equity Incentive Plan. Such information is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth or incorporated by reference in Item 1.01 under the section titled, “Background” of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

(a)

Reverse Stock Split Amendment, Name Change and Merger

The information set forth or incorporated by reference in Item 1.01 under the section titled, “Background” of this Current Report on Form 8-K is incorporated herein by reference. On September 28, 2009, the stockholders of TorreyPines approved an amendment (the “Charter Amendment”) to TorreyPines’ certificate of incorporation to change the corporate name of TorreyPines to “Raptor Pharmaceutical Corp.” and effect a reverse stock split of the issued and outstanding shares of TorreyPines’ common stock whereby a number of outstanding shares of TorreyPines’ common stock between and including 10 and 70, such number consisting only of whole shares, would be combined into one share of TorreyPines’ common stock, with the exact number (the “Split Ratio”) being such number that causes the combined company’s stock price to be at least $4.00 per share immediately after the Merger, as determined by the boards of directors of TorreyPines and Rap Pharma, respectively. On September 29, 2009, following stockholder approval of the reverse stock split amendment by the stockholders of TorreyPines, TorreyPines’ and Rap Pharma’s boards of directors acted to set the Split Ratio at 1:17 so that every 17 shares of TorreyPines’ common stock outstanding immediately prior to the effective time of the Merger represent one share of TorreyPines’ common stock, and TorreyPines’ board of directors adopted an amendment to TorreyPines’ certificate of incorporation to effect the reverse stock split in accordance with the Split Ratio. The Charter Amendment became effective at 8:01 PM (EDT) on September 29, 2009. Upon the effectiveness of the Charter Amendment, the shares of TorreyPines’ common stock (including such common stock underlying warrants and options exercisable for TorreyPines’ common stock) immediately prior to such time were reclassified into a smaller number of shares, such that a pre-Merger stockholder of TorreyPines now owns one new share of Raptor common stock for each 17 shares of issued TorreyPines common stock held by such stockholder immediately prior to such time. Warrants and options exercisable for TorreyPines’ common stock were similarly affected as further described in Item 1.01 under the section titled, “Background” of this Current Report on Form 8-K. The Merger became effective at 8:02 PM (EDT) on September 29, 2009 and the common stock of Raptor began trading on the NASDAQ Capital Market on a post-reverse-split basis on September 30, 2009 under the new ticker symbol, “RPTP”. Pursuant to the regulations of the NASDAQ Capital Market, for the first 20 trading days after the Merger, the ticker symbol will be “RPTPD.” The information set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment and the Certificate of Merger that, respectively, effectuated the name change, reverse stock split and Merger as described herein, which were filed with the Secretary of State of the State of Delaware and became effective after the close of the NASDAQ Capital Market on September 29, 2009 in accordance with their respective terms. Such documents are attached hereto as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Stock Certificate

Prior to the Merger, and subject to it becoming effective, the board of directors of TorreyPines adopted a new form of stock certificate representing Raptor’s common stock after the effective time of the reverse stock split and the Merger such that such stock certificate became the stock certificate of Raptor immediately after the Merger. The form of stock certificate is filed as Exhibit 4.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)

Immediately after the Merger, the board of directors of Raptor approved the dismissal of Ernst & Young LLP (“E&Y”) as Raptor’s independent registered public accounting firm.

The audit report of E&Y with respect to TorreyPines’ fiscal year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that the audit report included an uncertainty paragraph raising substantial doubt about TorreyPines’ ability to continue as a going concern. The audit report of E&Y with respect to TorreyPines’ fiscal year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that as disclosed in Note 1 to the consolidated financial statements, effective January 1, 2006, TorreyPines adopted Statement of Financial Accounting Standards No. 123R Share-Based Payment. During TorreyPines’ past two fiscal years ended December 31, 2008 and 2007, and during the subsequent interim period preceding such dismissal, there was no disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between TorreyPines and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of TorreyPines for such fiscal years, and, for the same periods, TorreyPines did not require external audit of their internal controls over financial reporting and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Raptor has provided E&Y with a copy of this report and has requested that E&Y furnish Raptor with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of E&Y’s letter dated October 5, 2009 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

Immediately after the Merger, the board of directors of Raptor engaged Burr, Pilger & Mayer, LLP, Rap Pharma’s independent registered public accounting firm for the fiscal year ending August 31, 2009, as Raptor’s independent registered public accounting firm for the fiscal year ending August 31, 2010.

Item 5.01 Change in Control of Registrant.

(a)

The information set forth or incorporated by reference in Item 1.01 under the section titled, “Background” and Items 5.02(b) and (d) and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth or incorporated by reference in Item 1.01 is incorporated by reference into this Item 5.02.

(b)

Pursuant to the terms of the Merger Agreement, effective as of the effective time of the Merger, each of Peter Davis, Ph.D., Steven H. Ferris, Ph.D., Evelyn A. Graham and Steven B. Ratoff, constituting each member of boards of directors of TorreyPines and TPTX, Inc., a Delaware corporation (“TPTX”), TorreyPines’ wholly-owned subsidiary, resigned from his or her directorship on such boards of directors, and each of Evelyn Graham – Chief Executive Officer, Craig A. Johnson – Vice President, Finance, Chief Financial Officer and Secretary and Paul R. Schneider – Vice President and General Counsel, resigned from his or her position as an officer of TorreyPines. Each such officer entered into “at will” amended and restated employment agreements with TPTX that became effective as of the closing of the Merger whereby Evelyn Graham, Craig A. Johnson and Paul R. Schneider became, respectively, the President, Vice President of Finance, and Vice President and General Counsel, of TPTX on a transitional basis.

(c)

Pursuant to the terms of the Merger Agreement, effective as of the effective time of the Merger, Christopher M. Starr, Ph.D., was appointed Chief Executive Officer of Raptor, Todd C. Zankel, Ph.D., was appointed Chief Scientific Officer of Raptor and Kim R. Tsuchimoto was appointed Chief Financial Officer, Treasurer and Secretary of Raptor. In addition, each of such officers will continue in their previous officer capacities of Rap Pharma, Thomas E. Daley will continue as the President of Raptor Therapeutics Inc., a Delaware corporation (“Rap Therapeutitcs”), Raptor’s clinical development subsidiary, and Patrice P. Rioux will continue as the Chief Medical Officer of Rap Therapeutics. Please see the information in the sections of the Definitive Prospectus titled, “Management Following the Merger—Executive Officers, Directors and Other Key Employees,” “Management Following the Merger—Executive Compensation and Option Grants” and “Certain Relationships and Related Transactions” for the biographical information, compensation and plan participation information and a discussion of any related party transactions required to be disclosed under Item 5.02(c). Such information is incorporated herein by reference.

(d)

Pursuant to the terms of the Merger Agreement, effective as of the effective time of the Merger, the following individuals were elected to the board of directors of Raptor: Christopher M. Starr, Ph.D., Erich Sager, Raymond W. Anderson and Richard L. Franklin, M.D., Ph.D. In addition, effective as of the effective time of the Merger, the composition of the various committees of such board of directors included the following: compensation committee, Raymond W. Anderson; audit committee, Raymond W. Anderson (chair) and Richard L. Franklin, M.D., Ph.D.; and corporate governance and nominating committee, Raymond W. Anderson and Richard L. Franklin, M.D., Ph.D. Immediately after the effective time of the Merger, the then-current board of directors of Raptor appointed Llew Keltner, M.D., Ph.D., to Raptor’s board of directors as well as to the compensation committee, audit committee and corporate governance and nominating committee thereof. The board of Raptor has determined that each of Raymond W. Anderson, Richard L. Franklin, M.D., Ph.D., and Llew Keltner, M.D., Ph.D., are “Independent Directors” as such term is defined in NASDAQ Rule 5605(a)(2) and that Raymond W. Anderson is an “audit committee financial expert” as such term is defined under in Item 407(d)(5) of Regulation S-K and Section 407 of the Sarbanes-Oxley Act of 2002. The information set forth or incorporated by reference in Item 1.01 under the section titled, “Director Compensation” of this Current Report on Form 8-K is incorporated herein by reference. Upon his appointed to the board of directors of Raptor, Dr. Keltner, M.D., Ph.D, was issued 35,000 ptions in accordance with Raptor’s compensation policy for its non-employee directors.

(e)

In connection with the Merger, the officers of Rap Pharma prior to the Merger became officers of Raptor, and the compensation plans with respect to such officers were carried over to Raptor. Please see the information in the sections of the Definitive Prospectus titled, “Management Following the Merger—Executive Compensation and Option Grants” for the material compensatory plan, contract and arrangement information assumed by Raptor in connection with the Merger and required to be disclosed under Item 5.02(e). Such information is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

The information set forth or incorporated by reference in Item 3.03(a) of this Current Report on Form 8-K is incorporated herein by reference.

(b)

Immediately after the Merger, TorreyPines’s fiscal year end was December 31. Immediately after the Merger, the board of directors of Raptor elected to adopt the fiscal year of Rap Pharma, the “accounting acquirer” in the Merger, such that Raptor’s fiscal year end is now August 31. Raptor intends to report the transition period in a filing with the SEC on Form 10-K.

Item 8.01 Other Events.

On September 28, 2009, Rap Pharma issued a press release announcing the results of the votes at the Rap Pharma’s Annual Stockholders’ Meeting and TorreyPines Annual Stockholders’ Meeting. On September 30, 2009, Raptor issued a press release announcing the completion of the Merger and the commencement of Raptor’s common stock trading on the NASDAQ Capital Market, among other things. On October 1, 2009, Raptor issued a press release announcing the appointment of Llew Keltner, M.D., Ph.D., to Raptor’s board of directors, among other things. Copies of such press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.

The consolidated financial statements of TorreyPines for the periods required by Rule 3-05(b) of Regulation S-X, including the reports of the independent registered public accounting firm, E&Y, with respect thereto, as required by this Item 9.01(a), are set forth in (i) TorreyPines’ quarterly report filed on Form 10-Q for the quarterly period ended June 30, 2009 in Part I, Item 1, in the section titled, “Financial Statements” beginning on page 1 thereof and (ii) TorreyPines’ annual report filed on Form 10-K for the fiscal year ended December 31, 2009 in Part IV, in the section titled, “Financial Statements” beginning on page F-1. Such information is incorporated herein by reference.

(b)

Pro Forma Financial Information.

The pro forma financial information of Raptor required by Article 11 of Regulation S-X, as required by this Item 9.01(b), has not been filed on this Current Report on Form 8-K but will be filed by amendment in accordance with the requirements of Item 9.01(b)(2) of Form 8-K.

(d)

Exhibits.

		Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
2.1	Agreement and Plan of Merger and Reorganization, dated as of July 27, 2009, among TorreyPines, ECP Acquisition Inc. and Rap Pharma		8-K	000-50720	2.1	7/28/09	Raptor Pharmaceuticals Corp.
3.1	Charter Amendment for TorreyPines	X
3.2	Certificate of Merger between Rap Pharma and ECP Acquisition, Inc.	X
4.1	Warrant to purchase common stock dated December 14, 2007 issued to Flower Ventures, LLC		10QSB/A	000-50720	4.1	4/15/08	Raptor Pharmaceuticals Corp.
4.2	Warrant to purchase common stock dated December 14, 2007 issued to ICON Partners, LP		10QSB/A	000-50720	4.2	4/15/08	Raptor Pharmaceuticals Corp.
4.3	Form of Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.1	5/22/08	Raptor Pharmaceuticals Corp.
4.4	Form of Placement Agent Warrant to purchase common stock of Rap Pharma		8-K/A	000-50720	4.2	5/28/08	Raptor Pharmaceuticals Corp.
4.5	Form of Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.1	8/25/09	Raptor Pharmaceuticals Corp.
4.6	Form of Placement Agent Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.2	8/25/09	Raptor Pharmaceuticals Corp.

4.7	Form of Stock Certificate for Raptor	X
10.1	Employment Agreement between Rap Pharma and Dr. Christopher Starr dated May 1, 2006.		8-K	000-50720	10.5	5/26/06	Raptor Pharmaceuticals Corp.
10.2	First Amendment to the Employment Agreement between Rap Pharma and Dr. Christopher Starr effective January 1, 2009.		8-K	000-50720	10.1	1/5/09	Raptor Pharmaceuticals Corp.
10.3	Employment Agreement between Rap Pharma Inc. and Dr. Todd Zankel dated May 15, 2006.		8-K	000-50720	10.6	5/26/06	Raptor Pharmaceuticals Corp.
10.4	First Amendment to the Employment Agreement between Rap Pharma and Dr. Todd Zankel effective January 1, 2009.		8-K	000-50720	10.3	1/5/09	Raptor Pharmaceuticals Corp.
10.5	Employment Agreement between Rap Pharma and Ms. Kim Tsuchimoto dated May 1, 2006.		8-K	000-50720	10.7	5/26/06	Raptor Pharmaceuticals Corp.
10.6	First Amendment to the Employment Agreement between Rap Pharma and Ms. Kim Tsuchimoto effective January 1, 2009.		8-K	000-50720	10.2	1/5/09	Raptor Pharmaceuticals Corp.
10.7	Employment Agreement between Rap Therapeutics and Thomas E. Daley dated September 7, 2007		10QSB	000-50720	10.1	1/14/08	Raptor Pharmaceuticals Corp.
10.8	First Amendment to the Employment Agreement between Rap Therapeutics and Thomas E. Daley effective January 1, 2009.		8-K	000-50720	10.4	1/5/09	Raptor Pharmaceuticals Corp.
10.9	Offer Letter from Rap Therapeutics dated as of April 8, 2009 for Patrice Rioux, M.D., Ph.D.		8-K	000-50720	10.1	4/14/09	Raptor Pharmaceuticals Corp.
10.10	2006 Equity Incentive Plan, as amended		S-8	333-140944	4.3	2/28/07	Raptor Pharmaceuticals Corp.
10.11	2008 Plan Amendment to 2006 Equity Incentive Plan		10-K/A	000-50720	10.5	12/23/08	Raptor Pharmaceuticals Corp.
10.12	Asset Purchase Agreement between Rap Therapeutics, Rap Pharma and Convivia, Inc. dated October 17, 2007		10QSB	000-50720	10.3	1/14/08	Raptor Pharmaceuticals Corp.
10.13	Merger agreement between Rap Therapeutics and Encode Pharmaceuticals, Inc. dated December 14, 2007		10QSB/A	000-50720	10.1	4/15/08	Raptor Pharmaceuticals Corp.
10.14	Pharmaceutical development services agreement between Rap Therapeutics and Patheon Pharmaceuticals Inc. dated January 7, 2008*		10QSB/A	000-50720	10.2	4/15/08	Raptor Pharmaceuticals Corp.

10.15	License agreement between Encode Pharmaceuticals, Inc. (acquired by Rap Therapeutics) and Regents of the University of California dated October 31, 2007*		10QSB/A	000-50720	10.3	4/15/08	Raptor Pharmaceuticals Corp.
10.16	Amendment number one to license agreement between Encode Pharmaceuticals, Inc. (acquired by Rap Therapeutics) and the Regents of the University of California dated February 29, 2008*		10QSB/A	000-50720	10.4	4/15/08	Raptor Pharmaceuticals Corp.
10.17	Securities Purchase Agreement, dated as of May 21, 2008, by and among Rap Pharma and the investors listed on the signature pages thereto		10QSB	000-50720	10.1	7/9/08	Raptor Pharmaceuticals Corp.
10.18	Amendment to Securities Purchase Agreement, dated as of May 21, 2008, by and among Rap Pharma and the investors listed on the signature pages thereto		10QSB	000-50720	10.2	7/9/08	Raptor Pharmaceuticals Corp.
16.1	E&Y Letter to SEC	X
99.1	Press Release dated September 28, 2009	X
99.2	Press Release dated September 30, 2009	X
99.3	Press Release dated October 1, 2009	X

*	Certain portions of this agreement have been redacted and submitted to the Securities and Exchange Commission under a confidential treatment request pursuant to Rule 24b-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICAL CORP.
Date: October 5, 2009		By: /s/ Kim R. Tsuchimoto
	Name: Title:	Kim R. Tsuchimoto Chief Financial Officer, Treasurer and Secretary

Exhibit Index

		Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
2.1	Agreement and Plan of Merger and Reorganization, dated as of July 27, 2009, among TorreyPines, ECP Acquisition Inc. and Rap Pharma		8-K	000-50720	2.1	7/28/09	Raptor Pharmaceuticals Corp.
3.1	Charter Amendment for TorreyPines	X
3.2	Certificate of Merger between Rap Pharma and ECP Acquisition, Inc.	X
4.1	Warrant to purchase common stock dated December 14, 2007 issued to Flower Ventures, LLC		10QSB/A	000-50720	4.1	4/15/08	Raptor Pharmaceuticals Corp.
4.2	Warrant to purchase common stock dated December 14, 2007 issued to ICON Partners, LP		10QSB/A	000-50720	4.2	4/15/08	Raptor Pharmaceuticals Corp.
4.3	Form of Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.1	5/22/08	Raptor Pharmaceuticals Corp.
4.4	Form of Placement Agent Warrant to purchase common stock of Rap Pharma		8-K/A	000-50720	4.2	5/28/08	Raptor Pharmaceuticals Corp.
4.5	Form of Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.1	8/25/09	Raptor Pharmaceuticals Corp.
4.6	Form of Placement Agent Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.2	8/25/09	Raptor Pharmaceuticals Corp.
4.7	Form of Stock Certificate for Raptor	X
10.1	Employment Agreement between Rap Pharma and Dr. Christopher Starr dated May 1, 2006.		8-K	000-50720	10.5	5/26/06	Raptor Pharmaceuticals Corp.
10.2	First Amendment to the Employment Agreement between Rap Pharma and Dr. Christopher Starr effective January 1, 2009.		8-K	000-50720	10.1	1/5/09	Raptor Pharmaceuticals Corp.
10.3	Employment Agreement between Rap Pharma Inc. and Dr. Todd Zankel dated May 15, 2006.		8-K	000-50720	10.6	5/26/06	Raptor Pharmaceuticals Corp.
10.4	First Amendment to the Employment Agreement between Rap Pharma and Dr. Todd Zankel effective January 1, 2009.		8-K	000-50720	10.3	1/5/09	Raptor Pharmaceuticals Corp.
10.5	Employment Agreement between Rap Pharma and Ms. Kim Tsuchimoto dated May 1, 2006.		8-K	000-50720	10.7	5/26/06	Raptor Pharmaceuticals Corp.
10.6	First Amendment to the Employment Agreement between Rap Pharma and Ms. Kim Tsuchimoto effective January 1, 2009.		8-K	000-50720	10.2	1/5/09	Raptor Pharmaceuticals Corp.

10.7	Employment Agreement between Rap Therapeutics and Thomas E. Daley dated September 7, 2007		10QSB	000-50720	10.1	1/14/08	Raptor Pharmaceuticals Corp.
10.8	First Amendment to the Employment Agreement between Rap Therapeutics and Thomas E. Daley effective January 1, 2009.		8-K	000-50720	10.4	1/5/09	Raptor Pharmaceuticals Corp.
10.9	Offer Letter from Rap Therapeutics dated as of April 8, 2009 for Patrice Rioux, M.D., Ph.D.		8-K	000-50720	10.1	4/14/09	Raptor Pharmaceuticals Corp.
10.10	2006 Equity Incentive Plan, as amended		S-8	333-140944	4.3	2/28/07	Raptor Pharmaceuticals Corp.
10.11	2008 Plan Amendment to 2006 Equity Incentive Plan		10-K/A	000-50720	10.5	12/23/08	Raptor Pharmaceuticals Corp.
10.12	Asset Purchase Agreement between Rap Therapeutics, Rap Pharma and Convivia, Inc. dated October 17, 2007		10QSB	000-50720	10.3	1/14/08	Raptor Pharmaceuticals Corp.
10.13	Merger agreement between Rap Therapeutics and Encode Pharmaceuticals, Inc. dated December 14, 2007		10QSB/A	000-50720	10.1	4/15/08	Raptor Pharmaceuticals Corp.
10.14	Pharmaceutical development services agreement between Rap Therapeutics and Patheon Pharmaceuticals Inc. dated January 7, 2008*		10QSB/A	000-50720	10.2	4/15/08	Raptor Pharmaceuticals Corp.
10.15	License agreement between Encode Pharmaceuticals, Inc. (acquired by Rap Therapeutics) and Regents of the University of California dated October 31, 2007*		10QSB/A	000-50720	10.3	4/15/08	Raptor Pharmaceuticals Corp.
10.16	Amendment number one to license agreement between Encode Pharmaceuticals, Inc. (acquired by Rap Therapeutics) and the Regents of the University of California dated February 29, 2008*		10QSB/A	000-50720	10.4	4/15/08	Raptor Pharmaceuticals Corp.
10.17	Securities Purchase Agreement, dated as of May 21, 2008, by and among Rap Pharma and the investors listed on the signature pages thereto		10QSB	000-50720	10.1	7/9/08	Raptor Pharmaceuticals Corp.
10.18	Amendment to Securities Purchase Agreement, dated as of May 21, 2008, by and among Rap Pharma and the investors listed on the signature pages thereto		10QSB	000-50720	10.2	7/9/08	Raptor Pharmaceuticals Corp.
16.1	E&Y Letter to SEC	X
99.1	Press Release dated September 28, 2009	X
99.2	Press Release dated September 30, 2009	X

99.3	Press Release dated October 1, 2009	X

*	Certain portions of this agreement have been redacted and submitted to the Securities and Exchange Commission under a confidential treatment request pursuant to Rule 24b-2.